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                                                                     EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-62361) of Metals USA, Inc. of our report dated June 15, 2001 relating to the financial statements of the Metals USA, Inc. 401(k) Plan, which appears in this Form 11-K.


PRICEWATERHOUSECOOPERS LLP

Hartford, Connecticut
June 25, 2001